Exhibit 99.2

Dear JDA Associates,

JDA Software has taken a major step in its evolution with today’s announcement of a definitive merger agreement with entities affiliated with RedPrairie, an enterprise software business owned by private equity firm New Mountain Capital (NMC). The agreement, announced this morning in a press release, establishes the first global enterprise software and services company to provide integrated planning and execution solutions for manufacturers and retailers. Our companies’ combined solution breadth, commitment to innovation and world-class associate base will allow us to deliver differentiated solutions that enable companies to achieve a greater command of commerce from raw materials to finished product and into the hands of consumers through any channel.

NMC, whose tagline is Building Great Businesses, recognized the enhanced value to both of our companies by combining JDA and RedPrairie. Today’s news is a clear example of their investment philosophy in action. NMC has a proven track record of successfully growing software businesses through investment and acquisition. In 2010, NMC acquired RedPrairie and since that time RedPrairie has grown substantially. JDA’s market-leading supply chain planning, merchandising and pricing solutions are a perfect strategic fit with RedPrairie’s rich heritage in warehousing, workforce management, store operations and e-commerce. This unique combination supports the all-channel capabilities that retailers and manufacturers must have to meet the needs of today’s hyper-connected consumers.

The combined companies will immediately represent a $1 billion+ powerhouse with a compelling value proposition for success today and continued growth in the future. For example, consider this:

•	JDA currently has more than 2,700 customers and RedPrairie has more than 1,400 customers. We share many customers in retailing and manufacturing including:

•	82 of the Stores Magazine global top 100

•	87 of the Consumer Goods Technology global top 100

•	22 of the Gartner Supply Chain Top 25

•	A heritage of innovation and global thought leadership with more than 300 patents granted and pending

•	A dedicated team of professionals focused on delivering value to customers around the world with innovative solutions and services, including:

•	More than 4,900 associates globally

•	A sales and marketing field force exceeding 500 professionals

•	A global R&D organization consisting of more than 1,200 people

•	A global solutions delivery capability enabled by a world-class consulting organization featuring more than 2,100 professionals around the world

•	A global cloud delivery platform capable of enabling thousands of customers to operate their mission critical supply chain systems and processes with faultless quality

Leaders from both JDA and RedPrairie will build an integration plan over the coming months with the intention of rapidly and successfully implementing that plan in the first part of 2013. As both companies have done in the past, we will employ a balanced “best of both” concept to fill each role in the new integrated organization.

In addition to today’s press release, you can find a Q&A document at www.jda.com/company/redprairie-merger. Please also watch your email for an invitation to a conference call later today, as well as a joint JDA-RedPrairie Associates’ webcast on Friday, Nov. 2. I encourage you to take advantage of these opportunities to learn about the benefits of this transaction and the opportunities ahead.

Regards,

Hamish

Forward Looking Statements

This letter may contain forward-looking statements. These forward-looking statements involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding information regarding the intent, belief or current expectation of JDA Software Group, Inc. (the “Company”) and members of its senior management team. Forward-looking statements include, without limitation, statements regarding prospective performance and opportunities and the outlook for the Company’s businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward looking statements include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of the Company stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on August 6, 2012, its Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K, the Tender Offer Statement on Schedule TO and other tender offer documents to be filed by an affiliate (the “Merger Sub”) of RP Crown Parent, LLC (the “Parent”), the Solicitation/Recommendation Statement on Schedule 14D-9 to be filed by the Company and the Proxy Statement on Schedule 14A to be filed by the Company. All of the materials related to the transaction (and all other transaction documents filed with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting Company Investor Relations at 14400 N. 87th Street, Scottsdale, Arizona 85260, telephone number (480-308-3392) or mike.burnett@jda.com. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Notice to Investors

Pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 1, 2012, by and among the Company, Parent and Merger Sub, Merger Sub will commence a tender offer within the time period specified in the Merger Agreement to acquire all of the outstanding shares of common stock, $0.01 par value per share, of the Company. The tender offer has not yet commenced. This letter is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Company common stock will be made pursuant to an offer to purchase and related materials that Merger Sub intends to file with the SEC. At the time the offer is commenced, Merger Sub will file a Tender Offer Statement on Schedule TO with the SEC, and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SOLICITATION/ RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION, AND INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND CONSIDER THESE MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER. All of these materials (and all other materials filed by the Company with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and stockholders may also obtain free copies of the documents filed by the Company with the SEC by contacting Company Investor Relations at 14400 N. 87th Street, Scottsdale, Arizona 85260, telephone number (480-308-3392) or mike.burnett@jda.com.

Additional Information about the Merger and Where to Find It

This communication may be deemed to be proxy solicitation material in respect of the proposed acquisition of the Company by an affiliate of Parent. In connection with the potential one-step merger, the Company will file a Proxy Statement on Schedule 14A with the SEC. Additionally, the Company will file other relevant materials with the SEC in connection with the proposed acquisition of the Company pursuant to the terms of the Merger Agreement. THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WILL CONTAIN IMPORTANT INFORMATION, AND INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND CONSIDER THESE MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION. The materials to be filed by the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. After the Company’s filing thereof, investors and stockholders will also be able to obtain free copies of the Proxy Statement from the Company by contacting Company Investor Relations at 14400 N. 87th Street, Scottsdale, Arizona 85260, telephone number (480-308-3392) or mike.burnett@jda.com.

The Company and its directors, executive officers and other members of their management and employees, under the SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on October 4, 2012, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on August, 6, 2012, and the proxy statement and other relevant materials which may be filed with the SEC in connection with the transaction when and if they become available. Information concerning the interests of the Company’s potential participants, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.

Contact Information

Investors:

Mike Burnett, JDA Group Vice President, Treasury & Investor Relations

480-308-3392

mike.burnett@jda.com

Media:

Beth Elkin, Vice President, Marketing & Communications

469-357-4225

beth.elkin@jda.com